THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434

                              FIRST QUARTER REPORT
                              DECEMBER 31, 1997(c)

TO OUR SHAREHOLDERS,

      Driven by low inflation, low interest rates, good corporate earnings gains, deals, stock repurchase programs and liquidity (the continuing strong flow of cash into U.S. equity funds), stocks posted strong gains in 1997. As evidenced by the Dow Jones Industrial Average and Standard & Poor's 500's substantial lead over the Russell 2000 Index, small cap stocks continued to lag large cap stocks in this historic bull market. We are pleased the Fund handily topped the return of its benchmark indices in a good, but not great year for small cap stocks in general.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------------------------------------------------
                                                                          Calendar Quarter

                                                    1st         2nd         3rd          4th           Year
                                                    ---         ---         ---          ---           ----
 1997:    Net Asset Value .....................    $19.11      $22.23      $25.42        $21.58       $21.58
          Total Return ........................      3.1%       16.3%       14.7%         (0.8)%       36.5%
--------------------------------------------------------------------------------------------------------------------------
 1996:    Net Asset Value .....................    $19.65      $20.68      $20.02        $18.53       $18.53
          Total Return ........................      6.2%        5.2%       (3.2)%         3.4%        11.9%
--------------------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value .....................    $17.03      $17.88      $19.34        $18.50       $18.50
          Total Return ........................      7.4%        5.0%        8.2%          2.6%        25.2%
--------------------------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value .....................    $16.76      $16.33      $17.24        $15.85       $15.85
          Total Return ........................     (3.6)%      (2.6)%       5.6%         (2.1)%       (2.9)%
--------------------------------------------------------------------------------------------------------------------------
 1993:    Net Asset Value .....................    $15.46      $15.74      $16.90        $17.38       $17.38
          Total Return ........................      6.6%        1.8%        7.4%          5.3%        22.8%
--------------------------------------------------------------------------------------------------------------------------
 1992:    Net Asset Value .....................    $13.42      $13.41      $13.10        $14.50       $14.50
          Total Return ........................      9.9%       (0.1)%      (2.3)%        12.1%        20.3%
--------------------------------------------------------------------------------------------------------------------------
 1991:    Net Asset Value .....................       __         __           __         $12.21       $12.21
          Total Return ........................       __         __           __          22.9%(b)     22.9%(b)
--------------------------------------------------------------------------------------------------------------------------
Average Annual Returns - December 31, 1997 (a)

  1 Year ......................................  36.5%
  5 Year ......................................  17.9%
  Life of Fund (b) ............................  21.6%

                       Dividend History
------------------------------------------------------------------
Payment (ex) Date      Rate Per Share           Reinvestment Price
-----------------      --------------           ------------------
December 29, 1997          $3.590                    $21.29
September 30, 1997         $0.070                    $25.42
December 27, 1996          $2.160                    $18.46
December 29, 1995          $1.340                    $18.50
December 30, 1994          $1.030                    $15.85
December 31, 1993          $0.420                    $17.38
December 31, 1992          $0.185                    $14.50
December 31, 1991          $0.080                    $12.21

---------------------------------------------------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on October 22, 1991. (c) The Fund's fiscal year ends September 30, 1998.

INVESTMENT PERFORMANCE

      For the quarter ended December 31, 1997, The Gabelli Small Cap Growth Fund's net asset value declined 0.8%. The Value Line Composite and Russell 2000 Index had returns of (1.1)% and (3.4)%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 36.5% for 1997. The Value Line Composite and Russell 2000 rose 28.5% and 22.4%, respectively, over the same twelve month period.

      For the five year period ended December 31, 1997, the Fund's return averaged 17.9% annually, versus average annual returns of 17.8% and 16.4% for the Value Line Composite and Russell 2000, respectively. Since inception on October 22, 1991 through December 31, 1997, the Fund has a total return of 236.8%, which equates to an average annual return of 21.6%.

COMMENTARY

1997 REVISITED

      Year ends are always time for reflection. We look back over the last twelve months and assess what went right and what went wrong. To borrow from Joseph Heller's classic novel Catch 22, we tally the "feathers in our cap" and "black eyes". In 1997, the former vastly outnumber the latter. Heading our "feathers in the cap" list is deals. During the year, the Fund bid a cheerful farewell to several portfolio holdings which found new homes under other corporate roofs. Our other big "feathers" this year are an eclectic group of terrific performers in industries ranging from cable television - Cablevision Systems (CVC - $95.75 - ASE); cable networks - BET Holdings (BTV - $54.625 -
NYSE) and Home Shopping Network (HSNI - $51.50 - Nasdaq); oil service - RPC Inc. (RES - $11.8125 - NYSE); restaurants - Cheesecake Factory (CAKE - $30.50 - Nasdaq); and even candy - Tootsie Roll Industries (TR - $62.50 - NYSE). Sprinkled among the "feathers" list are an assortment of niche industrial companies including CTS Corp. (CTS - $31.9375 - NYSE), SPX Corp. (SPW - $69.00 -
NYSE), Ampco-Pittsburgh (AP - $19.5625 - NYSE) and Wynn's International (WN - $31.875 - NYSE).

      Our "black eyes" list was dominated by several relatively small positions in gold stocks, which lost their glitter as gold prices collapsed. Specialty publishers such as Thomas Nelson (TNM - $11.5625 - NYSE) and gaming stocks such as Trump Hotels and Casino Resorts (DJT - $6.6875 - NYSE) also disappointed.

1998: WILL IT BE ANOTHER GOOD YEAR?

      Despite a roller coaster ride featuring some breathtaking ascents and declines, equity investors enjoyed themselves in 1997. Once again, large cap stocks were in favor, as evidenced by the S&P 500's substantial lead over mid and small cap indices. As we gauge the broad market's prospects for 1998, we see factors that may help small cap stocks outperform their larger counterparts.

      Looking ahead, many of the favorable economic factors that propelled stocks in recent years will likely remain intact. Asian currency devaluation will probably diminish inflationary pressure on the U.S. economy and delay the need for a Federal Reserve interest rate hike. Long interest rates should remain low and perhaps trend lower. Deals, restructurings and share repurchase programs should continue to buoy stocks.

--------------------------------------------------------------------------------------------------------
                                  Flow of Funds
                                  ($ Billions)

Sources                                            1993       1994       1995         1996        1997E
-------                                            ----       ----       ----         ----        -----
U.S. Deals                                        $ 234     $  340      $  511     $   652      $   919
Stock Buybacks                                       37         46          99         176          179
Equity Mutual Funds Net                             130        119         128         222          231
Dividends                                           204        230         274         309          333
                                                  -----     ------      ------     -------      -------
                         SOURCES:                   605        735       1,012       1,359        1,662
                                                  -----     ------      ------     -------      -------
Uses

IPOs                                                103         62          82         115          118
U.S./International Equity Capital Flow
     U.S. Purchases of Non-U.S. Equities            309        434         396         514          734
     International Purchases of U.S. Equities       246        387         346         457          679
                                                  -----     ------      ------     -------      -------
       Net Flow:                                     63         47          50          57           55
                                                  -----     ------      ------     -------      -------
                         USES:                      166        109         132         172          173
                                                  -----     ------      ------     -------      -------
     NET FLOW OF FUNDS:                          $  439     $  626      $  880      $1,187       $1,489
                                                 ======     ======      ======      ======       ======

SOURCES: SECURITIES DATA CORP, INVESTMENT COMPANY INSTITUTE, BIRINYI ASSOCIATES.
--------------------------------------------------------------------------------------------------------

      The wild cards are corporate earnings and investor psychology. In general, we believe corporate earnings growth from U.S. operations will be relatively strong--in the 8% to 9% range. However, the non-U.S. portion of earnings is likely to be as much as 10% lower in 1998. So, larger companies with a higher percentage of sales and earnings coming from the Far East will be more vulnerable than smaller companies with primarily domestic businesses, which will be largely unaffected by the economic turmoil in Asia. Other issues on our "Bear Watch" include:

      o  The Asian Flu spreading to Latin American currencies and economies.

      o  An upswing in wage inflation not offset by productivity gains.

      o  The emergence of trade barriers that cause a global political backlash.

      o  A disruption of oil flow from the Middle East.

      o The lame duck administration. Will Greenspan and Rubin retire before 2000 causing a crisis in confidence, if not in the economy?

      o Last, but not least, the level of the market -- valuations are high and the margin of safety relatively low.

      Small cap stocks have something else going for them. We expect merger and acquisition activity to remain strong across the market capitalization spectrum. However, the reduction in the capital gains tax rate should spawn even more deals in the small cap sector. Founders/managements tend to own a greater percentage of stock in small companies than in larger ones. Because they now get to keep almost 30% more of the profits generated by the sale of their companies, we think they will be considerably more receptive to friendly offers.

      Our conclusion after all this conjecture is that in 1998, the market will be up 5% to down 15%. We hope the market surprises on the upside. However, we believe in the Boy Scout motto: "be prepared". We think small cap stocks, particularly dominant domestic market share companies, can do a little better than the market. Consequently, we are carefully monitoring the Fund portfolio, trimming or eliminating holdings that have become more fully priced in this market advance and adding to positions that offer better fundamental value. We are also being more patient in re-deploying cash reserves. We doubt the Fund will be able to duplicate its terrific 1997 returns in what should be a much more challenging market. However, we believe we can achieve our 10% real rate of return objective in the year ahead.

DEALS, DEALS, DEALS

      There was an estimated $919 billion in domestic mergers and acquisition activity during 1997. We do not believe a market correction will materially slow deal activity in the year ahead. While we will probably continue to see some big companies being taken over, much of the action will likely be in smaller, family dominated public companies, as owner/managers take advantage of reduced long term capital gains taxes to monetize their investments.

----------------------------------------------------------------------------------------
                        Deals - "Third Wave of Takeovers"
                                  ($ Billions)

                                           1993       1994     1995      1996     1997E
                                           ----       ----     ----      ----     -----
Worldwide Deals                          $  452     $  575   $  950     $1,140    $1,600
U.S. Deals                                  234        340      511        652       919
                                            52%        59%      54%        57%       57%

U.S. Deals                               $  234     $  340   $  511    $   652    $  919
Cash Deals                                  131        212      254        356       414
                                            56%        62%      50%        55%       45%

SOURCES:  SECURITIES DATA CORP, INVESTMENT COMPANY INSTITUTE, BIRINYI ASSOCIATES.
----------------------------------------------------------------------------------------

MR. MARKET

      Each year, we like to leave our shareholders with something to think about. This year, we quote verbatim from Professor Benjamin Graham's classic, THE INTELLIGENT INVESTOR.

      "Let us close this section with something in the nature of a parable. Imagine that in some private business you own a small share which cost you $1,000. One of your partners, named Mr. Market, is very obliging indeed. Every day he tells you what he thinks your interest is worth and furthermore offers either to buy you out or to sell you an additional interest on that basis. Sometimes his idea of value appears plausible and justified by business developments and prospects as you know them. Often, on the other hand, Mr. Market lets his enthusiasm or his fears run away with him, and the value he proposes seems to you a little short of silly."

      At  Gabelli  Funds,   we  want  to  take   advantage  of  "Mr.   Market's"
generosity--buying shares of businesses he offers us at prices below our appraisal of their true worth, and selling back to him (or someone else) when prices equal or exceed true value. It is this simple philosophy that guides us in good markets and bad.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

BET HOLDINGS INC. (BTV - $54.625 - NYSE) is a media and entertainment company that primarily targets black consumers, a market that was estimated to have spent over $425 billion in 1997. BTV's core business is Black Entertainment Television (BET), an advertiser-supported cable television programming service. BET reaches over 45 million cable households. BET on Jazz: The Cable Jazz Channel has attracted one million subscribers since its launch in 1996. Action Pay-Per-View's subscriber base grew by one million to over eight million as the service expanded beyond a traditional urban audience. The company is leveraging its brand identity into markets including pay-per-view movies, direct merchandising and magazine publishing. A $48 per share offer to take BTV private from a group led by founder Robert Johnson has ben declared inadequate by the board's independent member.

CLARCOR INC. (CLC - $29.625 - NYSE) manufactures and markets mobile and environmental filtration products and consumer packaging products. Filtration products include air, fuel and hydraulic filters for heavy duty trucks, buses, cars and boats and air and anti-microbial filters for factories, hospitals and clean rooms. CLARCOR is a leading producer of custom-decorated metal and plastic containers widely used by consumer products companies. Substantial cost savings and productivity improvements are expected and further gains are anticipated through the end of the decade as the company continues its history of bringing acquisitions profitably into the fold. Its newest acquisitions, Hastings Filters and United Air Specialists, are beginning to show more favorable results.

CTS CORP. (CTS - $31.9375 - NYSE) makes electronic components for the automotive, computer and communications equipment markets. CTS has acquired Dynamics Corp., which owned 44% of CTS's stock outstanding, by paying $56.25 in cash for 32% and swapping 0.88 of a CTS share for each remaining Dynamics share. The union increased the liquidity of CTS stock as well as enhancing its earnings prospects.

GREIF BROS. CORP. (GBCOA - $33.50 - NASDAQ), with a corporate history spanning 120 years, operates in two industry segments, industrial shipping containers and materials and containerboard and related products. Operations in the industrial shipping containers segment involve the production and sale of fibre, steel and plastic drums, multiwall bags, cooperage, dunnage and pallets. Operations in the containerboard segment involve the production and sale of containerboard, both virgin and recycled, and related corrugated products. The company has conducted an in-depth review of its timberlands and is analyzing its saw timber and pulpwood assets and developing a program of land management. In

December, Greif Bros. announced its intention to acquire the entire industrial container group of Sonoco Products Co. for approximately $225 million in cash.

LIBERTY CORP. (LC - $46.75 - NYSE) is a holding company for Cosmos Broadcasting and Liberty Life Insurance. Cosmos Broadcasting owns and operates eight network affiliated television stations - five NBC, two ABC and one CBS - mainly in the Southeast. These stations serve 4.2 million households. Liberty Life is a regional insurer, with North Carolina and South Carolina accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service), pre-need and mortgage protection life and health insurance.

NEIMAN MARCUS GROUP INC. (NMG - $30.25 - NYSE) operates 30 high-fashion Neiman Marcus stores nationally and two Bergdorf Goodman stores in New York City. NMG's NM Direct is a state-of-the-art direct marketing operation. Harcourt General (H
- $54.8125 - NYSE) is the company's major shareholder, holding 53% of the outstanding common equity after a public offering in 1996 of eight million NMG shares. The proceeds from that offering were used to partially fund the repurchase of all Neiman Marcus' outstanding preferred stock (which was held by Harcourt General) for $416 million. Neiman Marcus is positioned to be an important participant in the trend to higher-scale consumer spending.

PITTWAY CORP. (PRY - $68.9375 - NYSE; PRY'A - $69.625 - NYSE) has two core businesses: manufacturing and distributing burglar and commercial fire alarm equipment and publishing trade magazines and directories. Its ADI distribution unit is the largest supplier of alarm system components in the U.S. Penton Publishing, which the company plans to spin-off to shareholders in the second quarter of 1998, publishes 33 national business and trade magazines. Pittway is also involved in real estate and other promising ventures, including a 34% interest in Cylink (Pittway owns 8.6 million shares), a leading manufacturer of encryption equipment, and a 4.2% interest in U.S. Satellite Broadcasting (Pittway owns 3.8 million shares), a direct-to-the-home (DTH) satellite broadcast company whose subscriber base is growing rapidly.

UNITED TELEVISION INC. (UTVI - $103.875 - NASDAQ) is a television broadcasting company which owns and operates five television stations: one ABC, one NBC and three UPN affiliates. UTVI has purchased WRBW, a UPN affiliate in Orlando for approximately $60 million and WHSW in Baltimore for $80 million. UTVI stations will cover approximately eight percent of the U.S. population. UTVI is a 59%-owned subsidiary of BHC Communications (BHC - $103.25 - ASE). Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost controls will increase EBITDA growth going forward. Our 1997 PMV is estimated at $123 per share, $29 of which is cash. UTVI's PMV is expected to reach $165 by the year 2000.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Small Cap Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

NO LOAD - EFFECTIVE AUGUST 12, 1996

      Effective August 12, 1996, the Fund no longer imposes a front-end sales charge. All purchases made after August 12, 1996 are no load, that is, without a sales charge.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      1997 was yet another very good year for equity investors. If earnings expectations are realized, 1998 may be a reasonably good year as well. We do have our reservations and are mindful that at current valuations, stocks are well above the safety net. As always, we are focusing on value--stocks trading at a material discount to their longer term intrinsic value. We believe this discipline will effectively preserve and enhance the value of the assets you have entrusted to us.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.

                                   Sincerely,

                              MARIO J. GABELLI, CFA
                              Portfolio Manager and
                              Chief Investment Officer

February 1, 1998
================================================================================
                                TOP TEN HOLDINGS
                                DECEMBER 31, 1997

BET Holdings Inc.
United Television Inc.
Liberty Corp.
Pittway Corp.
CTS Corp.
CLARCOR Inc.
Neiman Marcus Group Inc.
Grief Bros. Co.
Wynn's International Inc.
AMETEK Inc.

================================================================================
NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1997 (UNAUDITED)

                                                                          Market
Shares                                                                     Value
------                                                                    -----
           COMMON STOCKS -- 90.8%

           AGRICULTURE -- 0.0%
      353  Delta & Pine Land Co. ................................    $    10,767
   10,000  Erly Industries Inc.+ ................................         76,250
                                                                     -----------
                                                                          87,017
                                                                     -----------
           AUTOMOTIVE: PARTS AND ACCESSORIES -- 6.9%
  100,000  Acktion Co.+ .........................................      1,317,243
   75,000  GenCorp Inc. .........................................      1,875,000
   60,000  Handy & Harman .......................................      2,070,000
    4,000  Lund International Holdings Inc.+ ....................         47,500
   10,000  Meritor Automotive Inc. ..............................        210,625
   95,000  Modine Manufacturing Co. .............................      3,241,875
    5,000  Monro Muffler Brake Inc.+ ............................         71,875
   46,000  Ragan (Brad) Inc.+ ...................................      1,679,000
   65,000  Redlaw Industries Inc.+ ..............................         48,750
    1,000  SPX Corp. ............................................         69,000
  110,000  Standard Motor Products Inc. .........................      2,481,875
    2,000  Strattec Security Corp.+ .............................         51,000
    1,800  Superior Industries International Inc. ...............         48,263
  115,000  TransPro Inc. ........................................      1,035,000
  165,000  UAP Inc., Cl. A ......................................      1,922,668
  125,643  Wynn's International Inc. ............................      4,004,870
                                                                     -----------
                                                                      20,174,544
                                                                     -----------
           AVIATION: PARTS AND SERVICES-- 3.8%
   10,000  AAR Corp. ............................................        387,500
   41,000  Banner Aerospace Inc.+ ...............................        453,563
   60,000  Curtiss-Wright Corp. .................................      2,178,750
    5,000  Ducommun Inc.+ .......................................        174,688
  120,000  Fairchild Corp., Cl. A+ ..............................      2,984,999
   26,500  Hi-Shear Industries Inc.+ ............................         54,656
   43,000  Hudson General Corp. .................................      2,064,000
   77,000  Moog Inc., Cl. A+ ....................................      2,690,188
                                                                     -----------
                                                                      10,988,344
                                                                     -----------
           BROADCASTING -- 5.7%
   79,600  Ackerley Group Inc.+ .................................      1,348,225
    1,000  Clear Channel Communications Inc.+ ...................         79,438
   10,000  Granite Broadcasting Corp.+ ..........................         90,625
   15,000  Gray Communications Systems Inc. .....................        393,750
   30,000  Gray Communications Systems Inc., Cl. B ..............        772,500
  128,000  Liberty Corp. ........................................      5,984,000
   12,000  NTN Communications Inc.+ .............................         12,000
   90,000  Paxson Communications Corp.+ .........................        663,750
    3,000  Pegasus Communications Corp.+ ........................         62,250
   12,500  Price Communications Corp.+ ..........................        107,031
    2,000  Scandinavian Broadcast System SA+ ....................         49,000
   67,000  United Television Inc. ...............................      6,959,624
    3,000  Young Broadcasting Inc., Cl. A+ ......................        116,250
                                                                     -----------
                                                                      16,638,443
                                                                     -----------
           BUILDING AND CONSTRUCTION-- 2.5%
  100,000  CalMat Co. ...........................................      2,787,500
   14,000  Florida Rock Industries Inc. .........................        318,500
   14,000  Morgan Products Ltd.+ ................................         74,375
  100,000  Nortek Inc.+ .........................................      2,656,250
           BUILDING AND CONSTRUCTION (CONTINUED)
   10,000  Oakwood Homes Corp. ..................................      $ 331,875
   78,000  Republic Group Inc. ..................................      1,277,250
                                                                     -----------
                                                                       7,445,750
                                                                     -----------
           BUSINESS SERVICES -- 2.1%
    5,000  Amway Asia Pacific Ltd. ..............................         97,500
   15,641  Amway Japan Ltd., Sponsored ADR ......................        144,679
   31,000  Berlitz International Inc.+ ..........................        825,375
   20,000  Borg-Warner Security Corp.+ ..........................        352,500
   20,000  Data Broadcasting Corp.+ .............................        112,500
    6,000  Data Transmission Network Corp.+ .....................        168,000
   10,000  Hach Co. .............................................        126,250
   10,000  Hach Co., Cl. A ......................................         93,750
    5,000  Industrial Distribution Group Inc.+ ..................         78,438
   10,000  Landauer Inc. ........................................        280,000
   81,000  Nashua Corp.+ ........................................        951,750
   18,750  Paxar Corp.+ .........................................        277,734
   15,000  Pittston Brink's Group ...............................        603,750
   30,000  Princeton Video Image Inc.+ ..........................        281,250
   10,000  Sterling Electronics Corp.+ ..........................        208,750
   80,000  Trans-Lux Corp. ......................................      1,180,001
    8,000  Wackenhut Corp., Cl. A ...............................        185,500
    6,187  Wackenhut Corp., Cl. B ...............................        130,700
                                                                     -----------
                                                                       6,098,427
                                                                     -----------
           CABLE -- 3.7%
  150,000  BET Holdings Inc.+ ...................................      8,193,750
   17,250  Cable Michigan Inc.+ .................................        394,594
   18,000  Cablevision Systems Corp., Cl. A+ ....................      1,723,500
    2,000  Century Communications Corp., Cl. A+ .................         19,500
    8,000  People's Choice TV Corp.+ ............................         14,250
   55,000  United International Holdings Inc., Cl. A+ ...........        632,500
                                                                     -----------
                                                                      10,978,094
                                                                     -----------
           COMMUNICATIONS EQUIPMENT-- 0.1%
   15,000  Allen Telecom Inc.+ ..................................        276,563
                                                                     -----------
          COMPUTER SOFTWARE AND SERVICES-- 0.1%
    1,000  @Home Corp., Series A+ ...............................         25,125
    2,000  Checkfree Holdings Corp.+ ............................         54,000
    2,000  Cylink Corp.+ ........................................         19,500
    1,000  Electronics For Imaging Inc.+ ........................         16,625
    1,000  Noise Cancellation Technologies Inc.+ ................          1,125
    1,500  Volt Information Sciences Inc.+ ......................         80,813
                                                                     -----------
                                                                         197,188
                                                                     -----------
           CONSUMER PRODUCTS -- 5.2%
    3,000  Action Performance Companies Inc.+ ...................        113,625
  151,474  Carlyle Industries Inc.+ .............................        227,211
  200,300  Carter-Wallace Inc. ..................................      3,380,062
   61,000  Church & Dwight Co. Inc. .............................      1,711,812
   12,000  Coachmen Industries Inc. .............................        258,750
   38,000  First Brands Corp. ...................................      1,023,625
    8,000  French Fragrances Inc.+ ..............................         73,000
  133,500  General Cigar Holdings Inc.+ .........................      2,845,218
   99,000  General Housewares Corp. .............................      1,039,500
   88,000  Genlyte Group Inc.+ ..................................      1,562,000
    2,000  Harley-Davidson Inc. .................................         54,750

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1997 (UNAUDITED)

                                                                          Market
Shares                                                                     Value
------                                                                    -----
           COMMON STOCKS (CONTINUED)

           CONSUMER PRODUCTS (CONTINUED)
  100,000  Hartmarx Corp.+ ......................................      $ 762,500
   19,000  National Presto Industries Inc. ......................        751,688
   15,000  Nature's Sunshine Products Inc. ......................        390,000
    1,000  Nu-Kote Holding Inc., Cl. A+ .........................            594
    2,000  Playtex Products Inc.+ ...............................         20,500
   10,000  Scotts Co., Cl. A+ ...................................        302,500
   15,000  Skyline Corp. ........................................        412,500
    6,000  Steven Madden Ltd.+ ..................................         45,375
    7,000  Stewart Enterprises Inc., Cl. A ......................        326,375
                                                                     -----------
                                                                      15,301,585
                                                                     -----------
           CONSUMER SERVICES -- 2.2%
   20,000  Department 56 Inc.+ ..................................        575,000
   75,000  HSN Inc.+ ............................................      3,862,500
   40,000  Rollins Inc. .........................................        812,500
   50,000  Ticketmaster Group Inc.+ .............................      1,150,000
                                                                     -----------
                                                                       6,400,000
                                                                     -----------
           COUNTRY AND CLOSED END FUNDS-- 1.4%
   45,000  Central European Equity Fund Inc. ....................        824,063
   80,000  Emerging Germany Fund Inc. ...........................        900,000
   45,000  France Growth Fund Inc. ..............................        472,500
   35,000  Germany Fund Inc. ....................................        498,750
   44,000  Italy Fund Inc. ......................................        473,000
   65,000  New Germany Fund Inc. ................................        877,500
   11,000  Spain Fund Inc. ......................................        159,500
                                                                     -----------
                                                                       4,205,313
                                                                     -----------
           DIVERSIFIED INDUSTRIAL-- 7.4%
   95,000  Ampco-Pittsburgh Corp. ...............................      1,858,438
    8,000  Anixter International Inc.+ ..........................        132,000
   10,000  Antofagasta Holdings plc .............................         54,298
   52,000  Crane Co. ............................................      2,255,500
    3,000  Flanders Corp.+ ......................................         27,750
   37,500  Gardner Denver Machinery Corp.+ ......................        949,219
   31,000  Katy Industries Inc. .................................        631,625
  445,000  Lamson & Sessions Co.+ ...............................      2,586,563
   55,000  Lindsay Manufacturing Co. ............................      2,385,625
  438,000  Noel Group Inc.+ .....................................      1,505,625
   33,000  Oil-Dri Corporation of America .......................        544,500
   75,000  Park-Ohio Industries Inc.+ ...........................      1,368,750
   20,000  Standex International Corp. ..........................        705,000
  180,000  Thomas Industries Inc. ...............................      3,554,999
  578,800  Tyler Corp.+ .........................................      3,183,399
                                                                     -----------
                                                                      21,743,291
                                                                     -----------
           EDUCATION -- 0.0%
   10,000  Whitman Education Group Inc.+ ........................         57,500
                                                                     -----------
           ENERGY -- 3.6%
    2,000  Basin Exploration Inc.+ ..............................         35,500
    2,000  Fall River Gas Co. ...................................         32,500
    2,000  Forcenergy Inc.+ .....................................         52,375
1,425,000  GEO International Corp.+(b) ..........................              0
      750  Halter Marine Group Inc.+ ............................         21,656
  125,000  Kaneb Services Inc.+ .................................        648,438
    2,000  Ocean Energy Inc.+ ...................................         98,625
    2,000  Oryx Energy Co.+ .....................................       $ 51,000
    2,000  Petsec Energy Ltd., Sponsored ADR+ ...................         27,500
    2,000  Plains Resources Inc.+ ...............................         34,375
  290,000  RPC Inc. .............................................      3,425,625
  105,000  Southwest Gas Corp. ..................................      1,962,188
   60,000  Tejas Gas Corp.+ .....................................      3,674,999
   15,000  Tesoro Petroleum Corp.+ ..............................        232,500
    2,000  TransMontaigne Oil Co.+ ..............................         30,000
    2,000  Union Pacific Resources Group Inc. ...................         48,500
    2,000  United Meridian Corp.+ ...............................         56,250
    2,000  Vastar Resources Inc. ................................         71,500
                                                                     -----------
                                                                      10,503,531
                                                                     -----------
           ENTERTAINMENT -- 1.3%
  115,000  Ascent Entertainment Group Inc.+ .....................      1,193,125
   10,000  Cineplex Odeon Corp.+ ................................         12,500
    4,000  Fisher Companies Inc. ................................        480,000
   31,200  Florida Panthers Holdings Inc.+ ......................        538,200
   25,000  Gaylord Entertainment Co. ............................        798,438

    1,500  Groupe AB SA, ADR+ ...................................          9,656
    3,000  International Speedway Corp. .........................         70,875
    2,000  Metromedia International Group Inc.+ .................         19,000
   75,000  Spelling Entertainment Group Inc.+ ...................        525,000
   75,000  Topps Co. Inc.+ ......................................        166,406
                                                                     -----------
                                                                       3,813,200
                                                                     -----------
           EQUIPMENT AND SUPPLIES-- 13.9%
   50,000  AFC Cable Systems Inc.+ ..............................      1,487,500
   17,000  Alltrista Corp.+ .....................................        482,375
  145,000  AMETEK Inc. ..........................................      3,915,000
    5,000  Amphenol Corp., Cl. A+ ...............................        278,438
  315,000  Baldwin Technology Co. Inc., Cl. A+ ..................      1,575,000
    1,000  Belden Inc. ..........................................         35,250
    3,000  Bway Corp.+ ..........................................         68,625
  183,500  CLARCOR Inc. .........................................      5,436,187
    1,000  Commercial Intertech Corp. ...........................         20,750
  174,000  CTS Corp. ............................................      5,557,124
   18,900  Culligan Water Technologies Inc.+ ....................        949,725
   35,000  Cuno Inc.+ ...........................................        533,750
   20,000  Daniel Industries ....................................        385,000
  175,000  EnviroSource Inc.+ ...................................        525,000
   92,500  Fedders Corp. ........................................        578,125
   30,000  Flowserve Corp. ......................................        838,125
   40,000  General Magnaplate Corp. .............................        315,000
   60,000  Gerber Scientific Inc. ...............................      1,192,500
   15,000  Global Industrial Technologies Inc.+ .................        254,063
   34,650  Johnston Industries Inc. .............................        151,594
   10,000  K-Tron International Inc.+ ...........................        172,500
   77,500  Kollmorgen Corp. .....................................      1,419,219
   10,000  Littelfuse Inc.+ .....................................        248,750
   22,000  Lufkin Industries Inc. ...............................        786,500
    4,000  Mark IV Industries Inc. ..............................         87,500
    3,000  Met-Pro Corp. ........................................         49,500
   20,000  Pacific Scientific Co. ...............................        480,000
   82,000  Pittway Corp. ........................................      5,652,874
    4,000  Plantronics Inc.+ ....................................        160,000
   52,500  Portec Inc. ..........................................        761,250
   11,000  Raytech Corp.+ .......................................         59,125

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1997 (UNAUDITED)

                                                                          Market
Shares                                                                     Value
------                                                                    -----
           COMMON STOCKS (CONTINUED)

           EQUIPMENT AND SUPPLIES (CONTINUED)
   37,000  Sequa Corp., Cl. A+ ..................................    $ 2,407,313
    5,000  Sequa Corp., Cl. B+ ..................................        372,500
    4,000  Smith (A.O.) Corp., Cl. A ............................        168,500
   52,000  SPS Technologies Inc.+ ...............................      2,268,500
    5,000  Teleflex Inc. ........................................        188,750
   12,000  Tennant Co. ..........................................        436,500
    5,000  Valmont Industries Inc. ..............................         97,500
    5,250  Watsco Inc., Cl. B ...................................        131,250
                                                                     -----------
                                                                      40,527,162
                                                                     -----------
           FINANCIAL SERVICES -- 1.7%
   70,000  Berliner Bank Aktiengesellschaft .....................      1,537,783
   45,000  Danielson Holding Corp.+ .............................        326,250

    1,000  Federal Agricultural Mortgage Corp., Cl. C+ ..........         61,000
    6,000  Gryphon Holdings Inc.+ ...............................        100,500

   18,000  Hibernia Corp. .......................................        338,625
    4,000  Lawyers Title Insurance Corp. ........................        125,750
   38,000  Midland Co. ..........................................      2,394,000
      500  Net.B@nk Inc.+ ......................................           5,875
                                                                     -----------
                                                                       4,889,783
                                                                     -----------
           FOOD AND BEVERAGE -- 4.2%
  120,000  Celestial Seasonings Inc.+ ...........................      3,779,999
    5,000  Cheesecake Factory Inc.+ .............................        152,500
  190,000  Chock Full o'Nuts Corp.+ .............................      1,330,000
  220,000  Eskimo Pie Corp. .....................................      2,530,000
    1,000  Farmer Brothers Co. ..................................        187,000
   18,000  Genesee Corp., Cl. B .................................        729,000
   10,000  Grist Mill Co.+ ......................................        100,000
   10,000  International Multifoods Corp. .......................        283,125
   12,000  J & J Snack Foods Corp.+ .............................        196,500
    7,000  Midwest Grain Products Inc.+ .........................         87,500
    1,000  Northland Cranberries Inc., Cl. A ....................         15,500
   65,000  Pepsi-Cola Puerto Rico Bottling Co.+ .................        438,750
   12,000  Ralcorp Holdings Inc.+ ...............................        203,250
    5,000  Sylvan Food Holdings Inc.+ ...........................         70,000
   14,921  Tootsie Roll Industries Inc. .........................        932,563
   50,000  Twinlab Corp.+ .......................................      1,237,500
                                                                     -----------
                                                                      12,273,187
                                                                     -----------
           HEALTH CARE -- 0.6%
   45,020  HealthPlan Services Corp. ............................        945,420
   90,000  IVAX Corp.+ ..........................................        607,500
    6,000  U.S. Physical Therapy Inc.+ ..........................         72,000
                                                                     -----------
                                                                       1,624,920
                                                                     -----------
           HOME FURNISHINGS -- 1.2%
    8,000  Bassett Furniture Industries Inc. ....................        240,000
    1,000  Bed Bath & Beyond Inc.+ ..............................         38,500

   17,000  Foamex International Inc.+ ...........................        184,875
   10,000  La-Z-Boy Chair Co. ...................................        431,250
   45,000  Mikasa Inc. ..........................................        655,313
   72,000  Oneida Ltd. ..........................................      1,921,500
                                                                     -----------
                                                                       3,471,438
                                                                     -----------
           HOTELS AND GAMING -- 2.1%
  390,000  Aztar Corp.+ .........................................    $ 2,437,500
    8,000  Boyd Gaming Corp.+ ...................................         53,000
    4,000  Chartwell Leisure Inc.+ ..............................         66,750
   10,000  Churchill Downs Inc. .................................        438,750
  120,000  Jackpot Enterprises Inc. .............................      1,357,500
    5,000  Jurys Hotel Group plc ................................         26,012
   52,000  Mirage Resorts Inc.+ .................................      1,183,000
    2,500  Penn National Gaming Inc.+ ...........................         24,375
   95,000  Trump Hotels & Casino Resorts Inc.+ ..................        635,313
                                                                     -----------
                                                                       6,222,200
                                                                     -----------
           METALS AND MINING -- 1.9%
   10,000  Barrick Gold Corp. ...................................        186,250
  150,000  Echo Bay Mines Ltd. ..................................        365,625
  400,000  Pegasus Gold Inc.+ ...................................        250,000
  122,000  Pioneer Group Inc. ...................................      3,431,250
   10,000  Prime Resources Group Inc. ...........................         66,386
  400,000  Royal Oak Mines Inc.+ ................................        625,000
   20,000  Stillwater Mining Co.+ ...............................        335,000
    5,000  Toreador Royalty Corp.+ ..............................         22,188
  100,000  TVX Gold Inc.+ .......................................        337,500
                                                                     -----------
                                                                       5,619,199
                                                                     -----------
           PAPER AND FOREST PRODUCTS-- 1.4%
  123,000  Grief Bros. Corp. ....................................      4,120,500
                                                                     -----------
           PUBLISHING -- 3.8%
   10,000  CMP Media Inc., Cl. A+ ...............................        172,500
   45,000  Golden Books Family Entertainment Inc.+ ..............        464,063
  121,278  Independent Newspapers Ltd. ..........................        656,872
   34,900  McClatchy Newspapers Inc., Cl. A .....................        948,844
   65,000  Media General Inc., Cl. A ............................      2,717,813
   33,000  Meredith Corp. .......................................      1,177,688
   44,000  Pulitzer Publishing Co. ..............................      2,763,749
  190,000  Thomas Nelson Inc. ...................................      2,196,875
    3,000  Wiley (John) & Sons Inc., Cl. B ......................        162,375
                                                                     -----------
                                                                      11,260,779
                                                                     -----------
           PUMPS AND VALVES -- 2.7%
   58,000  Franklin Electric Co. ................................      3,726,500
   17,775  Gorman-Rupp Co. ......................................        375,497
    2,000  Graco Inc. ...........................................         74,625
   68,000  IDEX Corp. ...........................................      2,371,500
   10,000  Robbins & Myers Inc. .................................        396,250
   30,000  Roper Industries Inc. ................................        847,500
                                                                     -----------
                                                                       7,791,872
                                                                     -----------
           REAL ESTATE -- 1.5%
  125,000  Catellus Development Corp.+ ..........................      2,500,000
  115,000  Griffin Land & Nurseries Inc.+ .......................      1,782,500

    1,000  Gyrodyne Company of America Inc.+ ....................         19,750
    6,000  Newhall Land & Farming Co. ...........................        180,000
                                                                     -----------
                                                                       4,482,250
                                                                     -----------
           RETAIL -- 4.4%
   45,000  Aaron Rents Inc. .....................................        871,875
   43,000  Aaron Rents Inc., Cl. A ..............................        752,500
  280,000  Bruno's Inc.+ ........................................        577,500

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1997 (UNAUDITED)

           COMMON STOCKS (CONTINUED)

           RETAIL (CONTINUED)
  102,000  Burlington Coat Factory Warehouse Corp. ..............   $  1,676,625
    7,000  Crown Books Corp.+ ...................................         44,625
   25,000  Fingerhut Companies Inc. .............................        534,375
    5,000  Ingles Markets Inc., Cl. A ...........................         71,250
  105,000  Lillian Vernon Corp. .................................      1,745,625
   33,500  Mott's Holdings Inc.+(b) .............................        201,000
  167,800  Neiman-Marcus Group Inc.+ ............................      5,075,949
  182,000  Scheib (Earl) Inc.+ ..................................      1,456,000
                                                                     -----------
                                                                      13,007,324
                                                                     -----------
           SATELLITE -- 0.1%
   10,000  United Video Satellite Group Inc., Cl. A+ ............        287,500
                                                                     -----------
           SPECIALTY CHEMICALS -- 0.8%
   45,000  Ferro Corp. ..........................................      1,094,063
      200  MacDermid Inc. .......................................         16,975
   32,000  Penford Corp. ........................................      1,120,000
                                                                     -----------
                                                                       2,231,038
                                                                     -----------
           TELECOMMUNICATIONS -- 2.0%
   18,000  Aliant Communications Inc. ...........................        564,750
   10,000  ARC International Corp.+ .............................         62,500
    9,200  Atlantic Tele-Network Inc.+ ..........................        100,050
    2,000  BHI Corp. ............................................         61,500
   55,000  Citizens Utilities Co., Cl. A+ .......................        529,375
   15,833  Commonwealth Telephone Enterprises Inc.+ .............        409,679
   20,000  Commonwealth Telephone Enterprises Inc.,
             Cl. B+ .............................................        525,000
  100,000  Communications Systems Inc. ..........................      1,775,000
   23,000  Emerging Communications Inc.+ ........................        184,000
  130,000  GST Telecommunications Inc.+ .........................      1,543,750
                                                                     -----------
                                                                       5,755,604
                                                                     -----------
           TRANSPORTATION -- 0.2%
    2,000  Irish Continential Group plc .........................         21,095
   50,000  OMI Corp.+ ...........................................        459,375
    4,000  WorldCorp Inc.+ ......................................          4,500
                                                                     -----------
                                                                         484,970
                                                                     -----------
           WIRELESS COMMUNICATIONS-- 2.3%
   55,000  Aerial Communications Inc.+ ..........................        391,875
   40,000  American Paging Inc.+ ................................         85,000
    4,000  Associated Group Inc., Cl. A+ ........................        118,500
   62,000  Centennial Cellular Corp., Cl. A+ ....................      1,271,000
   17,000  Corecomm Inc.+ .......................................        172,125
   60,000  Rogers Cantel Mobile Communications Inc.+ ............      2,055,000
  150,000  Shared Technologies Fairchild Inc.+ ..................      2,193,750
   15,000  Teligent Inc., Cl. A+ ................................        369,375
    7,000  Western Wireless Corp., Cl. A+ .......................        121,625
                                                                     -----------
                                                                       6,778,250
                                                                     -----------
           TOTAL COMMON STOCKS ..................................    265,736,766
                                                                     -----------
           CONVERTIBLE CORPORATE BONDS -- 0.4%
           ENTERTAINMENT -- 0.1% $ 200,000 Savoy Pictures
             Entertainment Inc.
             Sub. Deb. Cv. 7.00%, 07/01/03 ......................        187,000
                                                                     -----------
           EQUIPMENT AND SUPPLIES -- 0.2%
  650,000  Intermagnetics General Corp. Sub. Deb. Cv.
             5.75%, 09/15/03 (a) ................................        549,250
  200,000  Kushner-Locke Co. Sub. Deb. Cv.
             8.00%, 12/15/00 (b) ................................        120,000
      500  MacNeal-Schwendler Corp. Sub. Deb. Cv.
             7.875%, 08/18/04 ...................................            500
                                                                     -----------
                                                                         669,750
                                                                     -----------
           RETAIL -- 0.1%
  400,000  General Host Corp. Sub. Deb. Cv.
             8.00%, 02/15/02 ....................................        401,000
                                                                     -----------
           TOTAL CONVERTIBLE
             CORPORATE BONDS ....................................      1,257,750
                                                                     -----------
           U.S. GOVERNMENT OBLIGATIONS -- 8.7%
25,737,000 U.S. Treasury Bills, 4.970% to 5.760%,
             due 01/02/98 to 02/26/98 ...........................     25,621,116
                                                                     -----------
           TOTAL U.S. GOVERNMENT
             OBLIGATIONS ........................................     25,621,116
                                                                     -----------
           REPURCHASE  AGREEMENTS  -- 0.1% ......................        248,000
             State  Street Bank & Trust,
             dated 12/31/97,
             with a maturity value of $248,087
             (Collateralized by $250,000
             U.S Treasury Notes, 6.00%,
             due 09/30/98, market value $254,416) ...............        248,000
                                                                     -----------
           TOTAL REPURCHASE AGREEMENTS ..........................        248,000
                                                                     -----------
           TOTAL INVESTMENTS -- 100.0%
             (cost $199,034,028) ................................    292,863,632
           OTHER ASSETS AND LIABILITIES (NET) -- 0.0%                     94,486
                                                                     -----------
           NET ASSETS -- 100.0%
             (13,575,099 shares outstanding) ....................   $292,958,118
                                                                     -----------
           NET ASSET VALUE, OFFERING AND
             REDEMPTION PRICE PER SHARE .........................         $21.58
                                                                         =======

----------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, the market value of Rule 144A securities amounted to $549,250 or 0.2% of net assets.
(b)   Security fair valued as determined by the Board of Directors.
+     Non-income producing security
ADR --American Depositary Receipt

                        Gabelli Equity Series Funds, Inc.
                        THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA
CHAIRMAN AND CHIEF
INVESTMENT OFFICER
GABELLI FUNDS, INC.

Felix J. Christiana
FORMER SENIOR VICE PRESIDENT
DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita
ATTORNEY-AT-LAW
ANTHONY J. COLAVITA, P.C.

Vincent D. Enright
SENIOR VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER
KEYSPAN ENERGY CORP.

John D. Gabelli
VICE PRESIDENT
GABELLI & COMPANY, INC.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY & HAWKINS

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

Anthony R. Pustorino
CERTIFIED PUBLIC ACCOUNTANT
PROFESSOR, PACE UNIVERSITY

Anthonie C. van Ekris
MANAGING DIRECTOR
BALMAC INTERNATIONAL, INC.

OFFICERS

Mario J. Gabelli, CFA
PRESIDENT AND CHIEF
INVESTMENT OFFICER

James E. McKee
SECRETARY

Bruce N. Alpert
VICE PRESIDENT AND TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

THE
GABELLI
SMALL CAP
GROWTH
FUND

                                                            FIRST QUARTER REPORT
                                                               DECEMBER 31, 1997